CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John Grady, Executive Vice President of WESTLAKES INSTITUTIONAL PORTFOLIOS (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    SEPTEMBER 5, 2003                           /S/ JOHN GRADY
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                                                     John Grady




I, Thomas Trala, Chief Financial Officer of WESTLAKES INSTITUTIONAL PORTFOLIOS (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 5, 2003                           /S/ THOMAS TRALA
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                                                     Thomas Trala